UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21960

TENNENBAUM OPPORTUNITIES FUND V, LLC
 (Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
TENNENBAUM OPPORTUNITIES FUND V, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2009

Date of reporting period: DECEMBER 31, 2009

ITEM 1.               reports to stockholders.

Annual Shareholder Report

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)
December 31, 2009

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Annual Shareholder Report

December 31, 2009

Contents

Consolidated Portfolio Asset Allocation	2

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm	3
Consolidated Statement of Assets and Liabilities	4
Consolidated Statement of Investments	5
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Statement of Cash Flows	13
Notes to Consolidated Financial Statements	14
Consolidated Statement of Restricted Securities of Unaffiliated Issuers	28

Supplemental Information (Unaudited)

Consolidating Statement of Assets and Liabilities	29
Consolidating Statement of Operations	30
Directors and Officers	31
Supplemental Tax Information	36

Tennenbaum Opportunities Fund V, LLC (the “Company”) files a schedule of its investment in Tennenbaum Opportunities Partners V, LP (the “Partnership”) with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov.  The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio investments during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation (Unaudited)

December 31, 2009

Percent of Cash
Industry	and Investments

Wired Telecommunications Carriers	13.7%
Architectural, Engineering, and Related Services	7.2%
Communications Equipment Manufacturing	6.7%
Motor Vehicle Parts Manufacturing	5.8%
Gambling Industries	4.4%
Industrial Machinery Manufacturing	4.0%
Other Electrical Equipment and Component Manufacturing	3.7%
Scheduled Air Transportation	3.6%
Cable and Other Subscription Programming	3.1%
Petroleum and Coal Products Manufacturing	2.8%
Satellite Telecommunications	2.8%
Other Investment Pools and Funds	2.6%
Semiconductor and Other Electronic Component Manufacturing	2.5%
Offices of Real Estate Agents and Brokers	2.0%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	2.0%
Full Service Restaurants	1.8%
Computer and Peripheral Equipment Manufacturing	1.6%
Depository Credit Intermediation	1.5%
Sporting Goods, Hobby and Musical Instrument Stores	1.5%
Nondepository Credit Intermediation	1.2%
Radio and Television Broadcasting	1.0%
Supporting Activities for Mining	1.0%
Securities and Commodity Contracts Intermediation and Brokerage	0.9%
Management, Scientific, and Technical Consulting Services	0.8%
Activities Related to Credit Intermediation	0.7%
Data Processing, Hosting and Related Services	0.7%
Oil and Gas Extraction	0.7%
Other Financial Investment Activities	0.7%
Wireless Telecommunications Carriers (except Satellite)	0.5%
Basic Chemical Manufacturing	0.3%
Home Furnishings Stores	0.0%
Motor Vehicle Manufacturing	0.0%
Other Amusement and Recreation Industries	0.0%
Cash and Cash Equivalents	18.2%

Total	100.0%

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of
Tennenbaum Opportunities Fund V, LLC

We have audited the accompanying consolidated statement of assets and liabilities of Tennenbaum Opportunities Fund V, LLC (a Delaware Limited Liability Company) (the Company), including the consolidated statement of investments, as of December 31, 2009, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated.  These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2009, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Tennenbaum Opportunities Fund V, LLC at  December 31, 2009, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

March 1, 2010

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities

December 31, 2009

Assets
Investments, at fair value
Unaffiliated issuers (cost $1,118,661,916)	$1,085,177,258
Affiliates (cost $88,290,142)	53,128,059
Total investments (cost $1,206,952,058)	1,138,305,317

Cash and cash equivalents	253,676,554
Receivable for open trades	7,019,174
Accrued interest income from investments in unaffiliated issuers	24,214,726
Accrued interest income from investments in affiliated issuers	9,818
Deferred debt issuance costs	5,363,554
Prepaid expenses and other assets	202,929
Total assets	1,428,792,072

Liabilities
Credit facility payable	74,469,200
Payable for investments purchased	40,293,861
Management and advisory fees payable	2,387,500
Equity placement costs payable	543,163
Interest payable	1,702
Accrued expenses and other liabilities	660,244
Total liabilities	118,355,670

Preferred stock
Series Z; $500/share liquidation preference; 560 shares authorized, issued and outstanding	280,000
Accumulated distributions on Series Z preferred stock	23,464
Total preferred stock	303,464

Preferred equity facility
Series A preferred limited partner interests in Tennenbaum
Opportunities Partners V, LP; $20,000/interest liquidation preference;
25,000 interests authorized, 18,450 interests issued and outstanding	369,000,000
Accumulated dividends on Series A preferred equity facility	902,035
Total preferred limited partner interests	369,902,035

Minority interest
General partner interest in Tennenbaum Opportunities Partners V, LP	-

Net assets applicable to common shareholders	$940,230,903

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 78,287.806 shares issued and outstanding	$78
Paid-in capital in excess of par	1,079,663,785
Accumulated net investment income	1,762,549
Accumulated net realized loss	(73,326,433)
Accumulated net unrealized depreciation	(67,845,612)
Accumulated dividends to Series Z preferred shareholders	(23,464)
Net assets applicable to common shareholders	$940,230,903

Common stock, NAV per share	$12,009.93

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments

December 31, 2009

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (74.25%)
Bank Debt (44.96%) (1)
Architectural, Engineering, and Related Services (3.08%)
Alion Science & Technology Corporation, 1st Lien Term Loan, LIBOR + 6%, due 2/6/13	$23,287,772	$22,356,261	1.61%
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 10%, due 9/12/14	$20,473,335	20,473,335	1.47%
Total Architectural, Engineering, and Related Services		42,829,596

Cable and Other Subscription Programming (3.08%)
Primacom AG, Mezzanine Term Loan, EURIBOR + 3.5% Cash + 7% PIK, due 11/21/17 - (Germany)(3)	€33,695,295	42,850,468	3.08%

Communications Equipment Manufacturing (6.66%)
Dialogic Corporation, Senior Secured Notes, 15% Cash + 2% PIK, due 9/30/10	$5,443,095	5,404,994	0.39%
Dialogic Corporation, Senior Secured Notes, LIBOR + 10% Cash + 2% PIK, due 9/30/10	$40,819,017	40,604,717	2.92%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14	$52,724,939	46,714,296	3.35%
Total Communications Equipment Manufacturing		92,724,007

Computer and Peripheral Equipment Manufacturing (1.55%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14	$25,049,545	21,761,793	1.55%

Gambling Industries (2.03%)
Gateway Casinos, Inc., 1st Lien Delayed Draw Term Loan, LIBOR + 4.5%, due 9/30/14 - (Canada)	$167,558	139,492	0.01%
Gateway Casinos, Inc., 1st Lien Term Loan, LIBOR + 2.5%, due 9/30/14 - (Canada)	$827,389	688,802	0.05%
Gateway Casinos, Inc., 2nd Lien Term Loan, LIBOR + 5.5%, due 3/31/15 - (Canada)	$80,000,000	24,375,040	1.75%
Tropicana Entertainment, Term Loan, Prime + 3.25%, due 1/3/12 (4)	$10,000,000	3,112,500	0.22%
Total Gambling Industries		28,315,834

Industrial Machinery Manufacturing (2.65%)
BOC Edwards Limited 1st Lien Term Loan, LIBOR + 2%, due 5/31/14	$15,281,633	12,053,388	0.87%
BOC Edwards Limited 2nd Lien Term Loan, LIBOR + 5.75%, due 11/30/14	$40,300,914	24,785,062	1.78%
Total Industrial Machinery Manufacturing		36,838,450

Management, Scientific, and Technical Consulting Services (0.83%)
Booz Allen Hamilton, Inc., Mezzanine Loan, 13%, due 7/31/16	$11,354,118	11,609,586	0.83%

Motor Vehicle Parts Manufacturing (5.85%)
Visteon Corporation, 1st Lien Term Loan, PRIME + 2%, due 6/13/13 (4)	$71,627,582	79,506,616	5.71%
Visteon Corporation, Secured Super Priority Priming Senior Multi-Draw Term Loan, LIBOR + 6.5%, due 8/18/10	$4,000,000	1,960,000	0.14%
Total Motor Vehicle Parts Manufacturing		81,466,616

Offices of Real Estate Agents and Brokers (1.23%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$21,204,819	22,494,772	1.62%
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13	$48,915,663	(5,380,723)	-0.39%
Total Offices of Real Estate Agents and Brokers		17,114,049

Other Electrical Equipment and Component Manufacturing (3.70%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, 12/31/12	$23,483,158	23,483,158	1.69%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, 12/31/13	$28,000,000	28,000,000	2.01%
Total Other Electrical Equipment and Component Manufacturing		51,483,158

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2009

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (continued)
Other Investment Pools and Funds (2.59%)
American Capital, Ltd., Senior Unsecured Revolver, LIBOR + 9%, due 3/31/11	$38,735,378	$36,008,892	2.59%

Petroleum and Coal Products Manufacturing (2.81%)
Building Materials Corporation of America, 2nd Lien Term Loan, LIBOR + 5.75%, due 9/15/14	$42,383,183	39,098,486	2.81%

Semiconductor and Other Electronic Component Manufacturing (2.50%)
Isola USA Corporation, 1st Lien Term Loan, Prime + 9.75%, due 12/18/12	$41,288,733	31,998,768	2.30%
Isola USA Corporation, Revolver, Prime + 9%, due 12/18/12	$3,737,600	2,803,200	0.20%
Total Semiconductor and Other Electronic Component Manufacturing		34,801,968

Wired Telecommunications Carriers (6.40%)
Hawaiian Telcom Communications Inc., Revolver, Prime + 1.25%, due 4/30/12	$10,436,093	7,618,348	0.55%
Hawaiian Telcom Communications Inc., Tranche C Term Loan, Prime + 1.25%, due 4/30/12	$2,958,608	2,164,716	0.16%
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR + 8.5%, due 8/31/13 (2)	$1,361,325	1,368,558	0.10%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13	$29,847,811	26,911,532	1.93%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14	$44,752,265	44,013,853	3.16%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (3)	€4,103,088	4,465,785	0.32%
Orion Cable Term Loan B, EURIBOR + 2.75%, due 10/31/14	€1,250,000	1,291,874	0.09%
Orion Cable Term Loan C, EURIBOR + 3.25%, due 10/31/14	€1,250,000	1,291,874	0.09%
Total Wired Telecommunications Carriers		89,126,540

Total Bank Debt (Cost $625,573,682)		626,029,443

Other Corporate Debt Securities (29.29%)
Architectural, Engineering, and Related Services (3.51%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15	$62,694,000	47,239,929	3.39%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15 (5)	$1,749,916	1,714,918	0.12%
Total Architectural, Engineering, and Related Services		48,954,847

Basic Chemical Manufacturing (0.26%)
Kronos International, Inc., Senior Secured Notes, 6.5%, due 4/15/13 (3)	€3,124,000	3,638,755	0.26%

Data Processing, Hosting and Related Services (0.15%)
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17 (5)	$1,873,000	2,061,892	0.15%

Depository Credit Intermediation (1.10%)
Bank of America Corporation, Fixed Notes, 1.7%, due 12/23/10	$5,000,000	5,042,900	0.36%
Wells Fargo & Company, FDIC Guaranteed Notes, 3%, due 12/9/11	$10,000,000	10,309,300	0.74%
Total Depository Credit Intermediation		15,352,200

Full-Service Restaurants (1.78%)
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13 (5)	$25,578,000	24,810,660	1.78%

Gambling Industries (2.40%)
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18 (5)	$42,190,000	33,470,719	2.40%

Home Furnishings Stores (0.03%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$9,189,000	390,533	0.03%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2009

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (continued)
Industrial Machinery Manufacturing (1.31%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13 (5)	$20,743,000	$18,191,611	1.31%

Nondepository Credit Intermediation (1.17%)
General Electric Capital Corporation, FDIC Guaranteed Notes, 1.8%, due 3/11/11	$7,500,000	7,564,050	0.54%
General Electric Capital Corporation, FDIC Guaranteed Notes, 3%, due 12/9/11	$8,500,000	8,756,275	0.63%
Total Nondepository Credit Intermediation		16,320,325

Offices of Real Estate Agents and Brokers (0.73%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$13,099,000	10,182,246	0.73%

Oil and Gas Extraction (0.73%)
Forbes Energy Services, Senior Secured Notes, 11%, due 2/15/15	$8,096,000	7,407,840	0.53%
Seitel, Inc., Senior Notes, 9.75%, due 2/15/14 (5)	$3,837,000	2,762,640	0.20%
Total Oil and Gas Extraction		10,170,480

Other Amusement and Recreation Industries (0.02%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes,
14% Cash or 15.625% PIK, due 10/1/13 (4), (5)	$15,143,791	235,752	0.02%

Other Financial Investment Activities (0.73%)
State Street Corporation, Fixed Notes, 1.85%, due 3/15/11	$10,000,000	10,104,200	0.73%

Radio and Television Broadcasting (0.99%)
LBI Media, Inc., Senior Discount Notes, 11%, due 10/1/13	$867,000	650,250	0.05%
LBI Media, Inc., Senior Unsecured Subordinated Notes, 8.5%, due 8/1/17 (5)	$3,121,000	2,606,035	0.19%
Radio One, Inc., Senior Fixed Notes, 6.375%, due 2/15/13	$1,500,000	1,098,750	0.08%
Radio One, Inc., Senior Subordinated Notes, 8.875%, due 7/1/11	$11,050,000	9,337,250	0.67%
Total Radio and Television Broadcasting		13,692,285

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (1.96%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$33,454,000	27,371,728	1.96%

Satellite Telecommunications (2.30%)
Satelites Mexicanos, Senior Secured FRN, LIBOR + 8.75%, due 11/30/11	$35,199,380	32,031,436	2.30%

Scheduled Air Transportation (2.93%)
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16 (5)	$2,428,524	3,033,226	0.22%
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16 (5)	$5,497,957	6,877,944	0.49%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16 (5)	$5,501,287	6,898,614	0.50%
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13 (5)	$2,302,330	2,789,273	0.20%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14 (5)	$5,401,092	5,992,512	0.43%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15 (5)	$6,289,467	7,037,914	0.51%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16 (5)	$6,459,335	8,100,006	0.58%
Total Scheduled Air Transportation		40,729,489

Securities and Commodity Contracts Intermediation and Brokerage (0.91%)
Goldman Sachs Group, Inc., FDIC Guaranteed Notes, 1.7%, due 3/15/11	$2,500,000	2,516,125	0.18%
JP Morgan Chase & Co., FDIC Guaranteed Notes, 1.65%, due 2/23/11	$10,000,000	10,110,600	0.73%
Total Securities and Commodity Contracts Intermediation and Brokerage		12,626,725

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2009

Showing Percentage of Total Cash and Investments of the Company

	Principal Amount	Fair	Percent of Cash
Investment	or Shares	Value	and Investments

Debt Investments (continued)
Sporting Goods, Hobby and Musical Instrument Stores (1.51%)
Michaels Stores, Inc., Senior Subordinated Notes, 11.375%, due 11/1/16	$20,000,000	$21,050,000	1.51%

Support Activities for Mining (0.95%)
Allis-Chalmers Energy, Senior Unsecured Notes, 8.5%, due 3/1/17	$15,489,000	13,263,850	0.95%

Wired Telecommunications Carriers (3.28%)
Hawaiian Telcom Communications, Senior FRN, LIBOR + 5.5%, due 5/1/13 (4), (5)	$12,870,000	257,400	0.02%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17 - (Netherlands) (3), (5)	€42,915,753	45,387,952	3.26%
Total Wired Telecommunications Carriers		45,645,352

Wireless Telecommunications Carriers (except Satellite) (0.54%)
Clearwire Communications LLC, Senior Secured Notes, 12%, due 12/1/15 (5)	$7,378,000	7,494,130	0.54%

Total Other Corporate Debt Securities (Cost $429,282,028)		407,789,215

Total Debt Investments (Cost $1,054,855,710)		1,033,818,658

Equity Securities (7.51%)
Activities Related to Credit Intermediation (0.74%)
Online Resources Corporation, Common Stock (4)	1,959,400	10,306,444	0.74%

Architectural, Engineering, and Related Services (0.61%)
ESP Holdings, Inc., 15% PIK, Preferred Stock (4), (5)	13,355	1,779,514	0.13%
ESP Holdings, Inc., Common Stock (4), (5)	29,156	6,704,462	0.48%
Total Architectural, Engineering, and Related Services		8,483,976

Data Processing, Hosting, and Related Services (0.55%)
GXS Holdings, Inc., Common Stock (4), (5)	2,611,059	-	0.00%
GXS Holdings, Inc., Series A Preferred Stock (4), (5)	104,442	7,591,902	0.55%
Total Data Processing, Hosting, and Related Services		7,591,902

Depository Credit Intermediation (0.44%)
Doral GP Ltd., GP Interest (2), (4), (5), (6)	100	225	0.00%
Doral Holdings, LP Interest (4), (5)	1,914,363	6,152,580	0.44%
Total Depository Credit Intermediation		6,152,805

Industrial Machinery Manufacturing (0.02%)
GSI Group, Inc., Common Stock (4), (5)	578,680	270,533	0.02%

Motor Vehicle Manufacturing (0.00%)
Fleetwood Enterprises, Inc., Common Stock (2), (4), (6)	23,225,225	53,418	0.00%

Satellite Telecommunications (0.45%)
ViaSat, Inc., Common Stock (4), (5)	198,923	6,321,773	0.45%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2009

Showing Percentage of Total Cash and Investments of the Company

	Principal Amount	Fair	Percent of Cash
Investment	or Shares	Value	and Investments

Equity Securities (continued)
Scheduled Air Transportation (0.68%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA) (5)	212	$1,891,629	0.14%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA) (5)	212	1,890,394	0.14%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA) (5)	199	1,685,791	0.12%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA) (5)	197	1,773,314	0.13%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA) (5)	212	2,110,947	0.15%
Total Scheduled Air Transportation		9,352,075

Wired Telecommunications Carriers (4.02%)
Integra Telecom, Inc. Common Stock (2), (4), (5), (6)	10,080,250	51,503,558	3.70%
Integra Telecom, Inc. Warrants (2), (4), (5), (6)	3,018,747	202,300	0.01%
ITC^DeltaCom, Inc., Common Stock (4), (5)	1,120,569	2,073,053	0.15%
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (3), (4), (5)	6,550,500	2,174,822	0.16%
Total Wired Telecommunications Carriers		55,953,733

Total Equity Securities (Cost $152,096,348)		104,486,659

Total Investments (Cost $1,206,952,058) (7)		1,138,305,317

Cash and Cash Equivalents (18.24%)
Toyota Motor Credit Corporation, Commercial Paper, 0.15%, 1/4/10	$20,000,000	19,999,750	1.44%
American Express Credit Corporation, Commercial Paper, 0.05%, 1/7/10	$57,000,000	56,999,525	4.09%
Chevron Funding Corporation, Commercial Paper, 0.04%, 1/13/10	$20,000,000	19,999,733	1.44%
Chevron Funding Corporation, Commercial Paper, 0.10%, 1/13/10	$10,000,000	9,999,667	0.72%
Chevron Funding Corporation, Commercial Paper, 0.10%, 1/20/10	$15,000,000	14,999,208	1.08%
Chevron Funding Corporation, Commercial Paper, 0.11%, 1/20/10	$10,000,000	9,999,419	0.72%
Toyota Motor Credit Corporation, Commercial Paper, 0.14%, 1/22/10	$25,000,000	24,997,958	1.80%
General Electric Capital Corporation, Commercial Paper, 0.12%, 1/28/10	$10,000,000	9,999,100	0.72%
General Electric Capital Corporation, Commercial Paper, 0.05%, 2/1/10	$20,000,000	19,999,139	1.44%
Union Bank of California, Commercial Paper, 0.18%, 2/10/10	$25,000,000	24,995,000	1.80%
General Electric Capital Corporation, Commercial Paper, 0.18%, 2/24/10	$7,000,000	6,998,110	0.50%
Union Bank of California, Commercial Paper, 0.21%, 3/15/10	$10,000,000	9,995,742	0.72%
Union Bank of California, Commercial Paper, 0.20%, 3/31/10	$20,000,000	19,990,139	1.44%
Cash Denominated in Foreign Currency (Cost $121,616)	€96,508	138,209	0.01%
Cash Held on Account at Various Institutions	$4,304,866	4,565,855	0.32%
Total Cash and Cash Equivalents		253,676,554

Total Cash and Investments		$1,391,981,871	100.00%

Notes to Consolidated Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2009

Notes to Consolidated Statement of Investments (continued):
(2)
Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer). Changes in investments in affiliates during the year ended December 31, 2009 were as follows:

	Value, Beginning			Value, End
Investment	of Year	Acquisitions	Dispositions	of Year
Fleetwood Enterprises, Inc., Common Stock	$2,707,671	$-	$41,300	$53,418
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR + 8.5%, due 8/31/13	-	1,189,992	-	1,368,558
Integra Telecom, Inc. Common Stock	-	69,682,110	-	51,503,558
Integra Telecom, Inc. Warrants	-	171,996	-	202,300

(3)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(4)	Non-income producing security.

(5)	Restricted security.

(6)	Not a controlling position.

(7)	Includes investments with an aggregate fair value of $65,724,697 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $467,260,163 and $486,918,143, respectively. Aggregate purchases includes investment assets received as payment in-kind.  Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of December 31, 2009 was $899,879,438 or 64.65% of total cash and investments of the Company.

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations

Year Ended December 31, 2009

Investment income
Interest income
Unaffiliated issuers	$111,310,973
Other affiliates	17,116
Dividend income	45,371
Other income	3,746,572
Total investment income	115,120,032

Operating expenses
Management and advisory fees	28,650,000
Interest expense	1,530,902
Amortization of deferred debt issuance costs	961,553
Legal fees, professional fees and due diligence expenses	831,873
Commitment fees	646,424
Insurance expense	371,704
Custody fees	176,000
Director fees	167,000
Other operating expenses	1,826,491
Total expenses	35,161,947

Net investment income	79,958,085

Net realized and unrealized gain (loss)
Net realized gain (loss) from:
Investments in unaffiliated issuers	6,508,337
Investments in affiliated issuers	(523,714)
Foreign currency transactions	(255,625)
Net realized gains	5,728,998

Net change in net unrealized depreciation on:
Investments	359,977,737
Foreign currency	350,588
Net change in net unrealized depreciation	360,328,325

Net realized and unrealized gain	366,057,323

Dividends paid on Series A preferred equity facility	(3,935,716)
Net change in accumulated dividends on Series A preferred equity facility	763,210
Net change in reserve for dividends to Series Z preferred shareholders	(22,711)

Net increase in net assets applicable to common shareholders resulting from operations	$442,820,191

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
	2009	2008

Total common shareholder committed capital	$1,105,000,000	$1,105,000,000

Net assets applicable to common shareholders, beginning of year	$463,448,012	$694,367,823

Common shareholders contributions	110,500,000	221,000,000
Equity placement and offering costs charged to paid-in capital	(537,300)	(1,074,600)
Common shareholders contributions, net	109,962,700	219,925,400

Net investment income	79,958,085	55,985,780
Net realized gain	5,728,998	(73,199,739)
Net change in net unrealized depreciation	360,328,325	(381,468,104)
Dividends paid on Series A preferred equity facility from net investment income	(3,935,716)	(5,224,808)
Dividends paid to Series Z preferred shareholders from net investment income	-	(49,896)
Net change in accumulated dividends on Series A preferred equity facility	763,210	84,433
Net change in reserve for dividends to Series Z preferred shareholders	(22,711)	27,123
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	442,820,191	(403,845,211)

Distributions to common shareholders from:
Net investment income	(76,000,000)	(47,000,000)

Net assets applicable to common shareholders, end of year
(including accumulated net investment income of
$1,762,549 and $1,449,497, respectively)	$940,230,903	$463,448,012

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows

Year Ended December 31, 2009

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$442,820,191
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain	(5,728,998)
Net change in net unrealized depreciation	(359,977,737)
Distributions paid to Series A preferred limited partners	3,935,716
Net change in accumulated dividends on Series A preferred equity facility	(763,210)
Net change in reserve for dividends to Series Z preferred shareholders	22,711
Income from paid in-kind capitalization	(28,258,373)
Accretion of original issue discount	(1,685,324)
Amortization of deferred debt issuance costs	961,553
Changes in assets and liabilities:
Purchases of investments	(439,001,790)
Net proceeds from exchanges, sales, maturities and paydowns of investments	486,918,143
Increase in receivable for open trades	(5,192,875)
Decrease in accrued interest income - unaffiliated issuers	166,425
Increase in accrued interest income - affiliated issuers	(9,818)
Decrease in deferred equity placement costs	537,300
Decrease in prepaid expenses and other assets	103,216
Increase in payable for investments purchased	23,746,961
Decrease in management fees payable	(375,000)
Decrease in equity placement costs payable	(2,408,906)
Decrease in interest payable	(1,613,077)
Decrease in accrued expenses and other liabilities	(371,410)
Net cash provided by operating activities	113,825,698

Financing activities
Proceeds from issuance of common shares	110,500,000
Payments for equity placement costs	(537,300)
Proceeds from draws on credit facility	45,000,000
Principal repayments on credit facility	(180,975,200)
Proceeds from draws on Series A preferred equity facility	203,000,000
Dividends paid on Series A preferred equity facility	(3,935,716)
Distributions paid to common shareholders	(88,000,000)
Net cash provided by financing activities	85,051,784

Net increase in cash and cash equivalents	198,877,482
Cash and cash equivalents at beginning of year	54,799,072
Cash and cash equivalents at end of year	$253,676,554

Supplemental disclosures
Interest payments	$3,143,979

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2009

1.  Organization and Nature of Operations

Tennenbaum Opportunities Fund V, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company’s investment operations commenced on October 10, 2006.  On December 15, 2006, the Company contributed substantially all of its assets to Tennenbaum Opportunities Partners V, LP, a Delaware Limited Partnership (the “Partnership”), in exchange for 100% of the Partnership’s common limited partner interests in a non-taxable transaction.  The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act, but has elected to be treated as a partnership for U.S. federal income tax purposes.  Following the asset transfer, all portfolio activity has been conducted by and in the Partnership.

These consolidated financial statements include the accounts of the Company and the Partnership.  All significant intercompany transactions and balances have been eliminated in the consolidation.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”).  The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership.  Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership.  Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.  The Company, the Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors.  Partnership management consists of the General Partner and the Board of Directors.  The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership.  The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager.  Each Board of Directors consists of three persons, two of whom are independent.  If the Company or the Partnership has preferred equity interests outstanding, as each currently does, the holders of the preferred interests voting separately as a class will be entitled to elect two of the Directors.  The remaining directors will be subject to election by holders of the common interests and preferred interests voting together as a single class.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

1.  Organization and Nature of Operations (continued)

Company Structure

Total maximum capitalization of the consolidated Company is approximately $1.91 billion, consisting of $1.105 billion of common equity commitments, $369 million of preferred limited partner interests in the Partnership (the “Series A Preferred”), $436 million under a senior secured revolving credit facility issued by the Partnership (the “Senior Facility”) and $280,000 in Series Z preferred shares of the Company.  The contributed common equity, preferred equity and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company.  Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares.  The Partnership will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by the Company as the holder of the common limited partner interests in the Partnership.  However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to October 10, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Common Equity

Investors committed to purchase $1.105 billion of the Company’s common shares on dates specified by the Company over a period ending on or prior to April 10, 2009. The Company accepted initial commitments of $725 million in October of 2006 (the “First Close”) and received 20% of this initial commitment at its inception of operations on October 10, 2006.  The Company accepted additional commitments of $260 million on February 22, 2007 (the “Second Close”), and received an initial 20% of these additional commitments on or about February 26, 2007.  The Company accepted a final commitment of $120 million on or about July 2, 2007 (the “Third Close”), and received an initial 20% of this third commitment on or about July 6, 2007.  The Company has called and received the remainder of the common shareholder commitments as follows:

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

1.  Organization and Nature of Operations (continued)

Call Date	Share Issuance Date	Percent of Commitment
June 28 / July 2, 2007	August 1, 2007	10%
July 27, 2007	August 31, 2007	20%
November 29, 2007	January 2, 2008	10%
December 28, 2007	February 1, 2008	10%
July 31, 2008	November 3, 2008	10%
October 10, 2008	December 15, 2008	10%
January 2, 2009	February 2, 2009	10%

In order to ensure that the appropriate portion of the organizational, offering and operational expenses (excluding interest and preferred dividends) of the Company and the Partnership through the dates of the Second Close and the Third Close (each, a “Close”) was borne by the subscribers to the respective Close, the price per share of the initial drawdown in respect of the Second Close and the Third Close was net asset value plus a premium of approximately $873.88 and $1,815.34, respectively, and distributions in the aggregate amount of these premia ($308.50 and $148.24 per share, respectively) were declared to the Company’s common shareholders of record prior to the issuance of the new shares in the respective Close.  The aggregate effect of the premia received on the net asset value of the Company before the aforementioned distributions is reflected in the Financial Highlights as an increase from capital stock transactions of $456.74 per share, which was entirely offset by the aforementioned distributions.

Preferred Equity Facility

At December 31, 2009, the Partnership had 18,450 Series A preferred limited partner interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest.  The Series A Preferred are redeemable at the option of the Partnership, subject to certain conditions, and, prior to June 15, 2009, were able to be reissued. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Partnership’s option.  Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act.  At December 31, 2009, the Partnership was in full compliance with such requirements.  The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.65%, or in the case of any holders of Series A Preferred that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.65% or (ii) the CP Conduit’s cost of funds rate plus 0.65%, subject to certain limitations and adjustments.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

2.  Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  In the opinion of the Investment Manager and the General Partner, the consolidated financial results of the Company included herein contain all adjustments necessary to present fairly the consolidated financial position of the Company as of December 31, 2009, the consolidated results of its operations and its consolidated cash flows for the year then ended, and the consolidated changes in net assets for each of the two years in the period then ended.  Subsequent events have been evaluated through March 1, 2010, the date of issuance of the financial statements.  The following is a summary of the significant accounting policies of the Company and the Partnership.

Investment Valuation

All of the Company’s investments are generally held by the Partnership.  Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Series A Preferred.  Fair value is generally defined as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers.  Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s Board of Directors, and are subject to their approval.  Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.  The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.  The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership’s assets.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments.  The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety.  At December 31, 2009, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$-	$16,628,217
2	Other observable market inputs*	343,107,305	298,273,207	8,279,051
3	Independent third-party pricing sources that employ significant unobservable inputs	282,922,138	109,280,256	65,282,802
3	Internal valuations with significant unobservable inputs	-	235,752	14,296,589
Total		$626,029,443	$407,789,215	$104,486,659

* E.g. quoted prices in inactive markets or quotes for comparable instruments

Changes in investments categorized as Level 3 during the year ended December 31, 2009 were as follows:

	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$419,222,755	$59,503,147	$8,958,138
Net realized and unrealized gains (losses)	42,717,852	5,961,725	(19,635,553)
Net acquisitions and dispositions	(150,887,287)	43,815,384	75,629,096
Net transfers into (out of) category	(28,131,182)	-	331,121
Ending balance	$282,922,138	$109,280,256	$65,282,802

Net change in unrealized gains (losses) during the year on investments still held at year end (included in net realized and unrealized gains/losses, above)	$39,193,734	$5,961,725	$(19,635,553)

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

2.  Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$50,496,450	$1,637,167	$1,982,541
Net realized and unrealized gains (losses)	(2,141,094)	(1,401,415)	12,307,634
Net acquisitions and dispositions	(14,152,656)	-	6,414
Net transfers into (out of) category	(34,202,700)	-	-
Ending balance	$-	$235,752	$14,296,589

Net change in unrealized gains (losses) during the year on investments still held at year end (included in net realized and unrealized gains/losses, above)	$-	$(1,401,415)	$12,307,634

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank.  Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies.  At December 31, 2009, the Partnership held foreign currency denominated investments comprising approximately 8.9% of the Company’s total investments by fair value.  Such positions were converted at the closing rate in effect at December 31, 2009 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.   The Company reports that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Debt Issuance Costs

Costs of approximately $8.5 million were incurred in 2006 in connection with placing the Partnership’s Senior Facility.  These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the operations of the Company or the Partnership.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Equity Placement and Offering Costs

Placement and offering costs in 2006 and 2007 for the Company’s common equity were $1,245,000 and $5,796,512, respectively.  As of December 31, 2009, $6,853,000 of the costs have been charged to paid-in capital and $188,512 of the costs have been expensed.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectibility of interest when making accruals.  Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements.  The Partnership’s income or loss is reported in the partners’ income tax returns.  As of December 31, 2009, all tax years of the Company and the Partnership since inception remain subject to examination by federal and state tax authorities.  No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year-end for any permanent book and tax differences. At December 31, 2008, the Company reclassified $573,107 in foreign currency losses from accumulated net realized losses to accumulated net investment income.  These adjustments have no impact on net assets or the results of operations.  Temporary differences are primarily attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

2.  Summary of Significant Accounting Policies (continued)

As of December 31, 2009, the tax basis components of distributable earnings (accumulated deficit) of the Company and unrealized appreciation (depreciation) and cost of the investments of the Partnership were as follows:

Undistributed ordinary income	$2,089,768
Capital loss carryforwards	(73,326,435)
Post-October currency loss deferral	(1,502)

Unrealized appreciation	99,990,320
Unrealized depreciation	(168,637,061)
Net unrealized depreciation	(68,646,741)

Cost of investments	1,206,952,058

Distributions and the net change in accumulated distributions to holders of the Series A Preferred are treated as distributions of ordinary income for federal tax purposes.  The Company’s capital loss carryforwards will be used to offset capital gains in succeeding taxable years, and expire after 2016.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

3.  Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Company until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner of the Partnership until it has received 20% of all cumulative income and gain distributions.  80% of all remaining net income and gain distributions are allocated to the Company, with the remaining 20% allocated to the General Partner.  For purposes of determining whether the 8% return to the Company has been exceeded and whether the General Partner has received the catch-up amount, the performance of the Partnership includes the performance of the Company for periods prior to the inception of the Partnership.  Net investment income or loss, realized gain or loss on investments and appreciation or depreciation on investments for the period are allocated to the Company and the General Partner in a manner consistent with that used to determine distributions.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

3.  Allocations and Distributions (continued)

Common distributions are generally based on the estimated taxable earnings of the Company and are recorded on the ex-dividend date.  The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with criteria for such distributions.  The timing and amount to be paid by the Company as a distribution to its shareholders is determined by its Board of Directors, which has provided the Investment Manager with certain criteria for such distributions, and are generally based on amounts received from the Partnership, less any Company expenses and dividends to Series Z Preferred Shareholders. Any net long-term capital gains are distributed at least annually.  As of December 31, 2009, the Company had distributed $137,563,371 to the common shareholders since inception.

The Company’s Series Z share dividend rate is fixed at 8% per annum.

4.  Management Fees and Other Expenses

The Investment Manager receives an annual management and advisory fee, payable monthly in arrears, equal to 1.5% of the sum of the committed common equity (reduced after the ramp-up by returns of contributed capital), the maximum amount available under the Senior Facility, and the maximum amount of the Series A Preferred, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding and the amount of the Series A Preferred when less than $1 million in liquidation preference of preferred securities remains outstanding.  In addition to the management fee, the General Partner of the Partnership is entitled to a performance allocation as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager.  The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5.  Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”) pursuant to which amounts may be drawn up to $436 million.  The Senior Facility matures December 15, 2014, subject to extension by the lenders at the request of the Partnership for one 364-day period.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

5.  Senior Secured Revolving Credit Facility (continued)

Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 0.35% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 0.35% or (ii) the CP Conduit’s cost of funds plus 0.35%, subject to certain limitations.  Short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.35% per annum or the main refinancing rate as set by the European Central Bank for such period, plus 0.85% per annum.  The weighted average interest rate on outstanding borrowings at December 31, 2009 was 0.823%.  In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.15% per annum on the unused portion of the Senior Facility, or 0.20% per annum when less than $87,200,000 in borrowings are outstanding.  The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants.  As of December 31, 2009, the Partnership was in full compliance with such covenants.

Foreign currency advances are reported in US dollars using the closing rate in effect on the date of valuation.  At December 31, 2009, outstanding borrowings included €52,000,000 (US $74,469,200), and interest payable included €1,189 (US $1,702).

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications. The maximum exposure of the Company and the Partnership under these arrangements is unknown. However, the Company and the Partnership expect the risk of loss to be remote.

The Consolidated Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $49.6 million at December 31, 2009.  These instruments are reflected at fair value in the Statement of Investments and may be drawn up to the principal amount shown.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

7.  Related Parties

From time to time the Partnership advances payments to third parties on behalf of the Company which are reimbursable through deductions from distributions to the Company.  The Partnership has also recognized liabilities to third parties for equity placement costs of the Company which will be paid out of contributions by the Company.

8.  Series Z Preferred Capital

In addition to the Series A Preferred of the Partnership described in Note 1, the Company had 560 Series Z preferred shares authorized, issued and outstanding as of December 31, 2009.  The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

9.  Shareholders’ Capital

Issuances of common stock were as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Number of shares issued	14,954.3637	32,639.7439
Less: number of shares subscribed in prior year	-	(14,462.6732)
Net increase	14,954.3637	18,177.0707

Gross proceeds from share issuance	$110,500,000	$442,000,000
Less: proceeds from shares subscribed in prior year	-	(221,000,000)
Equity placement and offering costs	(537,300)	(1,074,600)
Net proceeds	$109,962,700	$219,925,400

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

10.  Financial Highlights

				October 10, 2006
	Year Ended December 31,			(Inception) to
	2009	2008	2007	December 31, 2006

Per Common Share(1)
Net asset value, beginning of year	$7,317.59	$15,376.96	$20,038.77	$20,000.00

Equity placement costs charged to paid-in capital	(6.86)	(18.62)	(355.40)	(10.34)

Investment operations:

Net investment income	1,022.14	1,095.15	(666.61)	(111.27)
Net realized and unrealized gain (loss)	4,688.68	(8,186.72)	(2,506.47)	164.16
Dividends paid on Series A preferred equity facility	(50.27)	(104.90)	(79.02)	-
Distributions to Series Z preferred shareholders	-	(0.95)
Net change in accumulated dividends on Series A preferred equity facility	9.72	5.96	(74.10)	(3.07)
Net change in reserve for dividends to Series Z preferred shareholders	(0.29)	0.51	(1.36)	(0.71)

Total from investment operations	5,669.98	(7,190.95)	(3,327.56)	49.11

Net increase from capital stock transactions	-	-	456.74	-

Distributions to common shareholders from:
Net investment income	(970.78)	(849.80)	-	-
Returns of capital	-	-	(1,435.59)	-

Net asset value, end of year	$12,009.93	$7,317.59	$15,376.96	$20,038.77

Return on invested assets (2), (3)	58.9%	(32.0)%	(3.3)%	3.2%

Total return to common shareholders (2), (4)	81.6%	(51.2)%	(19.2)%	0.2%

Ratios and Supplemental Data:
Ending net assets attributable to common shareholders	$940,230,903	$463,448,012	$694,367,823	$145,281,047
Net investment income (loss) / average common shareholder equity (5), (6)	11.2%	8.7%	0.1%	(3.3)%

Expenses and General Partner allocation/average common shareholder equity:
Operating expenses (5), (6)	4.9%	7.9%	11.7%	14.3%
General Partner interest allocation	0.0%	0.0%	0.0%	0.0%
Total expenses and General Partner interest allocation	4.9%	7.9%	11.7%	14.3%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2009

10.  Financial Highlights (continued)

				October 10, 2006
	Year Ended December 31,			(Inception) to
	2009	2008	2007	December 31, 2006

Ratios and Supplemental Data (continued):
Portfolio turnover rate (2)	48.3%	61.5%	42.7%	6.1%
Weighted-average debt outstanding	$119,602,754	$347,492,137	$125,714,977	$4,253,012
Weighted-average interest rate	1.3%	3.8%	5.5%	5.7%
Weighted-average number of shares	78,246.8351	50,800.8348	19,776.0839	7,250.0000
Average debt per share (7)	$1,529	$6,840	$6,357	$587

Annualized Inception to Date Performance Data as of December 31, 2009:
Return on common equity (4)	(8.4)%
Return on invested assets (3)	2.6%
Internal rate of return (8)	(1.3)%

Asset Coverage:	December 31,
	2009	2008	2007	2006
Series Z Preferred Stock:
Shares outstanding	560	560	560	560
Involuntary liquidation value per share	$542	$501	$550	$509
Asset coverage per share	$1,688	$1,115	$1,267	$1,349

Series A Preferred Equity Leverage Facility:
Shares outstanding	18,450	8,300	8,800	500
Involuntary liquidation value per share	$20,049	$20,201	$20,199	$20,044
Asset coverage per share	$62,441	$44,943	$46,563	$53,088

Senior Secured Revolving Credit Facility:
Debt outstanding	$74,469,200	$207,502,800	$348,712,000	$72,000,000
Asset coverage per $1,000 of debt outstanding	$18,596	$4,012	$3,472	$3,027

(1)	Per share changes in net asset value are computed based on the actual number of shares subscribed and outstanding during the time in which such activity occurred.

(2)	Not annualized for periods of less than one year.

(3)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(4)
Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and fund expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(5)	Annualized for periods of less than one year.

(6)
These ratios included interest expense but do not reflect the effect of dividend payments on the preferred equity facility.  The ratio of expenses to average common shareholder equity is higher in earlier periods, and net investment income to average common shareholder equity is reduced, due to the Company's relatively smaller capital base while the Company was ramping up.

(7)	Includes subscribed shares.

(8)
Returns are net of dividends on the preferred equity facility, allocations to the General Partner and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays.  The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the Company.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Restricted Securities of Unaffiliated Issuers

December 31, 2009

Investment	Acquisition Date	Cost

Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or 15.625% PIK, due 10/1/13	10/1/07	$13,374,972
Clearwire Communications LLC, Senior Secured Notes, 12%, due 12/1/15	11/24/09	7,226,382
Doral Holdings, LP Interest	7/12/07	24,911,825
ESP Holdings, Inc., 15% PIK, Preferred Stock	10/7/09	30,975
ESP Holdings, Inc., Common Stock	10/7/09	6,414
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15	10/7/09	237,464
GSI Group Corporation, Senior Notes, 11%, due 8/20/13	8/20/08	18,328,987
GSI Group, Inc., Common Stock	8/20/08	3,030,191
GXS Holdings, Inc., Common Stock	3/28/08	2,510,633
GXS Holdings, Inc., Series A Preferred Stock	3/28/2008	100,425
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18	Various 2009	50,730,786
Hawaiian Telcom Communications, Senior FRN, LIBOR + 5.5%, due 5/1/13	Various 2008	5,025,972
ITC^DeltaCom, Inc., Common Stock	Various 2008 & 2009	621,900
LBI Media, Inc., Senior Unsecured Subordinated Notes, 8.5%, due 8/1/17	11/19/09	1,907,190
NEF Kamchia Co-Investment Fund, LP Interest	7/31/07	8,982,701
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17	8/29/07	59,233,931
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13	Various 2009	22,626,980
Seitel, Inc., Senior Notes, 9.75%, due 2/15/14	Various 2009	2,536,845
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17	6/17/09	1,781,860
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16	8/26/09	2,428,524
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	8/27/09	5,497,957
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	8/27/09	5,501,287
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13	8/26/09	2,302,330
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	12/21/09	5,401,092
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	12/17/09	6,289,467
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	8/26/09	6,459,335
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	8/27/09	1,416,537
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	8/27/09	1,413,207
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	12/21/09	1,470,234
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	12/17/09	1,690,252
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	8/26/09	1,659,316
ViaSat, Inc., Common Stock	12/15/09	5,501,384

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

December 31, 2009

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments, at fair value
Unaffiliated issuers	$-	$1,085,177,258	$-	$1,085,177,258
Affiliates	-	53,128,059	-	53,128,059
Total investments	-	1,138,305,317	-	1,138,305,317

Investments in subsidiary	940,500,149	-	(940,500,149)	-
Cash and cash equivalents	-	253,676,554	-	253,676,554
Receivable for open trades	-	7,019,174	-	7,019,174
Accrued interest income on investments from unaffiliated investors	-	24,214,726	-	24,214,726
Accrued interest income on investments from affiliated investors	-	9,818	-	9,818
Deferred debt issuance costs	-	5,363,554	-	5,363,554
Receivable from subsidiary	773,163	-	(773,163)	-
Receivable from parent	-	92,229	(92,229)	-
Prepaid expenses and other assets	51,996	150,933	-	202,929
Total assets	941,325,308	1,428,832,305	(941,365,541)	1,428,792,072

Liabilities
Credit facility payable	-	74,469,200	-	74,469,200
Payable for investments purchased	-	40,293,861	-	40,293,861
Management and advisory fees payable	-	2,387,500	-	2,387,500
Equity placement costs payable	543,163	-	-	543,163
Interest payable	-	1,702	-	1,702
Payable to subsidiary	92,229	-	(92,229)	-
Payable to parent	-	773,163	(773,163)	-
Accrued expenses and other liabilities	155,549	504,695	-	660,244
Total liabilities	790,941	118,430,121	(865,392)	118,355,670

Preferred equity
Series A preferred limited partner interests;
$20,000/interest liquidation preference; 25,000 interests authorized, 18,450 interests issued and outstanding	-	369,000,000	-	369,000,000
Accumulated dividends on Series A preferred limited partner interests	-	902,035	-	902,035
Series Z preferred stock; $500/share liquidation preference; 560 shares authorized, issued and outstanding	280,000	-	-	280,000
Accumulated dividends on Series Z preferred stock	23,464	-	-	23,464
Total preferred equity	303,464	369,902,035	-	370,205,499

Minority interest
General partner interest in Tennenbaum Opportunities Partners V, LP	-	-	-	-
				-
Net assets applicable to common shareholders	$940,230,903	$940,500,149	$(940,500,149)	$940,230,903

Composition of net assets applicable to common shareholders
Common stock	$78	$-	$-	$78
Paid-in capital in excess of par	1,079,663,785	-	-	1,079,663,785
Paid-in capital	-	1,081,728,330	(1,081,728,330)	-
Accumulated losses	(139,409,496)	(141,228,181)	141,228,181	(139,409,496)
Accumulated dividends to Series Z preferred shareholders	(23,464)	-	-	(23,464)
Net assets applicable to common shareholders	$940,230,903	$940,500,149	$(940,500,149)	$940,230,903

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Year Ended December 31, 2009

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income	$12	$111,328,077	$-	$111,328,089
Dividend income	-	45,371	-	45,371
Other income	-	3,746,572	-	3,746,572
Total interest and related investment income	12	115,120,020	-	115,120,032

Operating expenses
Management and advisory fees	-	28,650,000	-	28,650,000
Interest expense	-	1,530,902	-	1,530,902
Amortization of deferred debt issuance costs	-	961,553	-	961,553
Legal fees, professional fees and due diligence expenses	99,992	731,881	-	831,873
Commitment fees	-	646,424	-	646,424
Insurance expense	123,826	247,878	-	371,704
Custody fees	-	176,000	-	176,000
Director fees	55,667	111,333	-	167,000
Other operating expenses	108,182	1,718,309	-	1,826,491
Total expenses	387,667	34,774,280	-	35,161,947

Net investment income (loss)	(387,655)	80,345,740	-	79,958,085

Net realized and unrealized gain
Net realized gain	-	5,728,998	-	5,728,998
Net change in net unrealized depreciation	443,230,557	360,328,325	(443,230,557)	360,328,325
Net realized and unrealized gain	443,230,557	366,057,323	(443,230,557)	366,057,323

Dividends paid on Series A preferred equity facility	-	(3,935,716)	-	(3,935,716)
Net change in accumulated dividends on Series A preferred equity facility	-	763,210	-	763,210
Net change in reserve for distributions to Series Z preferred shareholders	(22,711)	-	-	(22,711)

Net increase in net assets applicable to common
shareholders resulting from operations	$442,820,191	$443,230,557	$(443,230,557)	$442,820,191

Tennenbaum Opportunities Fund V, LLC
 (A Delaware Limited Liability Company)

Directors and Officers
 (Unaudited)

The Directors and executive officers of the Company and the Partnership are listed below. The Boards of Directors govern the Company and the Partnership and are responsible for protecting the interests of the interestholders. The Directors are experienced executives who meet periodically throughout the year to oversee the activities of the Company and the Partnership, review contractual arrangements with service providers to the Company and the Partnership, and review the performance of the Company and the Partnership.  Each Director and executive officer serves for an indefinite term.  Correspondence for each Director or officer may be sent to:  c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California  90405.

1.  Independent Directors

Name (Age at December 31, 2009)
Principal Occupation(s)

Edwin A. Huston (71)
- Year of Election or Appointment:  2006
- Director, Audit Committee Chairman, and Member of the Joint Transactions Committee of the Company and the Partnership.  Mr. Huston retired from Ryder System, Inc. in 2000 after 27 years, most recently as Senior Executive Vice President, Chief Financial Officer, and Vice Chairman.  Prior to joining Ryder, he held executive positions with NCR Corporation and Financial International Consultants Corporation.  Mr. Huston serves as a director and audit committee chairman of Kaman Corporation, and as a director and chair of the compensation committee of The Hackett Group, Inc.  Mr. Huston was also a director and compensation committee chairman of Enterasys Networks, Inc. until its sale in 2006, and is a former director and audit committee chairman of Unisys Corporation.  He is also a past chairman of the Federal Reserve Bank of Atlanta.  Mr. Huston received an M.B.A. in finance from Harvard Business School, where he was a Baker Scholar.  He received an A.B. in economics from Amherst College.  He oversees one portfolio in the fund complex as a director.

Gerald J. Lewis (76)
- Year of Election or Appointment:  2006
- Director and Member of the Audit and Joint Transactions Committees of the Company and the Partnership.  Justice Lewis is a private judge, arbitrator and mediator and a retired Associate Justice of the California Court of Appeal. He is a director and member of the audit committee of Cardium Therapeutics, Inc., and a retired director of AIM Mutual Funds, General Chemical Group, Inc., Fisher Scientific International, Wheelabrator Technologies, Inc., California Coastal Properties, Inc., Henley Manufacturing, Inc. and Henley Properties, Inc. He is a graduate of Tufts College (magna cum laude) and the Harvard Law School.  Justice Lewis oversees one portfolio in the fund complex as a director.

Tennenbaum Opportunities Fund V, LLC
 (A Delaware Limited Liability Company)

Directors and Officers (Continued)
 (Unaudited)

2.  Interested Directors and Officers

Name (Age at December 31, 2009)
Principal Occupation(s)

Michael E. Tennenbaum (74)
- Year of Election or Appointment:  2006
- Authorized Person of the Company and the Partnership.  Mr. Tennenbaum is a Co-Founder and the Senior Managing Partner of TCP.  Prior to founding TCP in 1996, Mr. Tennenbaum was a Wall Street executive where he managed various departments of a major investment bank including Investment Banking, Risk Arbitrage and Options. Mr. Tennenbaum serves on the boards of a number of both public and private companies.  His board service has included the chairmanship of all significant board committees as well as of the boards themselves.

Currently, Mr. Tennenbaum is also a Vice-Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its Investment Committee, a Director of the Los Angeles World Affairs Council, a Board member of The RAND Center for Asia Pacific Policy, a member of the Los Angeles Philharmonic Board of Overseers, a member of the UCLA School of Medicine Board of Visitors and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA.  He was a Commissioner on the Intercity High-Speed Rail Commission for California and was Chairman of the California High-Speed Rail Authority.  He served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles.  He is a member of the Committee on University Resources (COUR) at Harvard University; a previous member of the Board of Associates of Harvard Business School and was a member of its Visiting Committee.

In addition, he served as a member of the National Advisory Board of Georgia Tech and as a Trustee of the Georgia Institute of Technology Foundation, Inc., where he was Chairman of its Investment Committee, and currently is Trustee Emeritus.  He is a member of the Academy of Distinguished Engineering Alumni of Georgia Tech’s College of Engineering and Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering.

A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from Harvard Business School.

Tennenbaum Opportunities Fund V, LLC
 (A Delaware Limited Liability Company)

Directors and Officers (Continued)
 (Unaudited)

Mark K. Holdsworth (44)
- Year of Election or Appointment:  2006
- Authorized Person of the Company and the Partnership.  Mr. Holdsworth is a Co-Founder and Managing Partner of TCP, and is a voting member of its Investment Committee. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. He also worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and as an Associate at a Los Angeles real estate advisory firm. He is a former member of the boards of directors of Alabama Aircraft Industries, Inc. and Anacomp, Inc., and a former Chairman of the Board of Directors of the International Wire Group.  Mr. Holdsworth currently serves as Chairman of Wincup, Inc., Vice Chairman of EaglePicher Corporation and as a Director of Parsons Corporation, one of the largest engineering, design and construction companies in the world.  He is also a National Trustee of the Boys and Girls Clubs of America.  He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

Michael E. Leitner (42)
- Year of Election or Appointment:  2006
- Authorized Person of the Company and the Partnership.  Mr. Leitner is a Managing Partner of TCP and a voting member of its Investment Committee.  Prior to joining TCP in 2005, he served as Senior Vice President of Corporate Development for WilTel Communications.  Prior to that, Mr. Leitner served as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale.  Prior to that, he was Vice President of Corporate Development of 360networks. Prior to that, he served as Senior Director of Corporate Development for Microsoft Corporation, where he managed corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors, completing over $9 billion in software and communications infrastructure transactions globally. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch.  He currently serves as a representative for Tennenbaum on the boards of Anacomp, Inc., ITC^DeltaCom, Inc., Online Resources, and Integra Telecom, Inc.  Mr. Leitner is very active in community events, serving on several non-profit boards and committees. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Howard M. Levkowitz (42)
- Year of Election or Appointment:  2006
- Director, President, and Authorized Person of the Company and the Partnership.  Mr. Levkowitz is a Co-Founder and Managing Partner of TCP, and is a voting member of its Investment Committee.  Prior to joining Mr. Tennenbaum in founding TCP, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine.  Mr. Levkowitz serves as President of TCP’s Opportunity Funds and head of TCP’s public markets investments. He has served on the boards of both public and private companies and currently serves on the board of Doral Financial Corporation.  He has also served on a number of formal and informal creditor committees.  Mr. Levkowitz is active in a number of charitable and philanthropic activities, recently serving as president of a private elementary school. He received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in finance) from The Wharton School, and a J.D. from the University of Southern California.  Mr. Levkowitz oversees four portfolios in the fund complex as a director.

Tennenbaum Opportunities Fund V, LLC
 (A Delaware Limited Liability Company)

Directors and Officers (Continued)
 (Unaudited)

Hugh Steven Wilson (62)
- Year of Election or Appointment:  2006
- Chief Executive Officer and Authorized Person of the Company and the Partnership.  Mr. Wilson also serves as a Managing Partner and member of the Investment Committee of TCP.  Prior to joining TCP in 2005, Mr. Wilson retired from the international law firm of Latham & Watkins. While with Latham & Watkins, he had served as Tennenbaum Capital Partners’ primary outside counsel since its inception. While still a senior partner with Latham & Watkins, he was Global Co-Chair of the Mergers and Acquisitions Practice Group and former Chairman of both the National Litigation Department and the National Mergers and Acquisitions Litigation Practice Group. He is currently Chairman of the Board of Directors of International Wire Group, Inc, Vice Chairman of Burford Capital Limited, and a Director of Alabama Aircraft Industries, Inc. He received a J.D. from the University of Chicago Law School, where he was a member of the law review and Order of the Coif.  Mr. Wilson also received a Master of Laws degree from Harvard Law School and a B.A. in Political Science from Indiana University.

Paul L. Davis (36)
- Year of Election or Appointment:  2008
- Chief Financial Officer of the Company and the Partnership.  Mr. Davis also serves as Chief Financial Officer of TCP.  Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of TCP.  He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor.  He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Elizabeth Greenwood (46)
- Year of Election or Appointment:  2007 as Secretary; 2008 as Chief Compliance Officer - Chief Compliance Officer and Secretary of the Company and the Partnership.  Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of TCP. She has a diverse legal background, including extensive in-house investment advisor and private equity experience. She formerly served as General Counsel & Chief Compliance Officer at Strome Investment Management, L.P. Prior to Strome, Ms. Greenwood spent more than 10 years working at companies funded by Pacific Capital Group and Ridgestone Corporation. In addition, she is a founding member of the West Coast Chapter of 100 Women in Hedge Funds and currently serves on the Board of the Association of Women in Alternative Investing.  Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration with highest honors from The University of Texas at Austin.

Tennenbaum Opportunities Fund V, LLC
 (A Delaware Limited Liability Company)

Directors and Officers (Continued)
 (Unaudited)

David A. Hollander (48)
- Year of Election or Appointment:  2006
- Authorized Person of the Company and the Partnership.  Mr. Hollander is also a Partner of TCP and a member of TCP’s Investment Committee.  He is in charge of TCP’s Specialty Investments Group and focuses on private placement investments and restructurings.  Prior to joining TCP, he was an attorney for sixteen years at O’Melveny & Myers. While at O’Melveny, Mr. Hollander specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion dollar transactions. He currently focuses on the firm’s private placements and restructurings.  Mr. Hollander has also represented boards of directors and has served on various creditor committees.  He received a B.S. in Economics (Summa Cum Laude) from The Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was Associate Editor of the Stanford Law Review.

Pedro M. Urrutia (36)
- Year of Election or Appointment:  2008
- Chief Operating Officer of the Company and the Partnership.  Mr. Urrutia also serves as Chief Operating Officer of TCP.  Prior to beginning employment at TCP in 2000, he served in various accounting and operational roles at Wells Fargo, Trust Company of the West, and First Quadrant.  Mr. Urrutia received a B.A. in Business-Economics, with a concentration in Accounting, from the University of California at Santa Barbara.

Tennenbaum Opportunities Fund V, LLC
 (A Delaware Limited Liability Company)

Supplemental Tax Information
 (Unaudited)

87.6% of the ordinary income distributions paid by the Company during the year ended December 31, 2009 qualify as “interest related dividends.”

0.1% of the ordinary income distributions paid by the Company during the year ended December 31, 2009 qualify as distributions of qualified dividend income and qualify for the dividends received deduction for corporate shareholders.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer.  A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Edwin A. Huston is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)         Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $24,775 for fiscal year 2009 and $24,775 for fiscal year 2008.

(b)         Audit-Related Fees.  Not applicable.

(c)         Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $39,000 in 2009 and $38,000 in 2008. The services comprising such fees included tax return preparation and related tax advice and planning.

(d)         All Other Fees.  Not applicable.

(e)         (1)           Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e)         (2)           Not applicable.

(f)         Not applicable.

(g)           The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $39,000 for fiscal year 2009 and $38,000 for fiscal year 2008.

(h)            The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)           Schedule of Investments.  Included in Annual Shareholder Report in Item 1.

(b)           Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940  (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

DEFINITIONS

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

OBJECTIVES

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents.  In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)
Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)
Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)
Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)
Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)
Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by SVOF June 18, 2004
Adopted by SVEF August 19, 2004
Adopted by SVCF and SVCP July 18, 2006
Adopted by TOF V September 29, 2006
Adopted by TOP V December 22, 2006

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

(a)           (1)           The five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard E. Spencer II, and Michael E. Tennenbaum (together, the “Portfolio Managers”).  The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, and Tennenbaum (together, the “TCP Portfolio Managers”) are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1.  The title, business experience, and length of service of Mr. Spencer is as follows:

Mr. Spencer is a Managing Director of Babson Capital Management LLC (“Babson”), the registrant’s co-manager, and is a voting member of the Investment Committee of Tennenbaum Capital Partners, LLC (the “Investment Manager”) as a representative of Babson.  Mr. Spencer joined MassMutual, of which Babson is a subsidiary, in 1989.  He holds a B.A. in Economics and History from Bucknell University and an M.B.A. from the State University of New York at Buffalo.  Mr. Spencer is co-head of the Mezzanine Private Equity Group within Babson and is responsible for the origination, analysis and portfolio management of mezzanine and private equity investments.  He is Vice President of MassMutual Corporate Investors, MassMutual Participation Investors and Manager of Mezzco LLC, Mezzco II LLC and Mezzco III LLC, the General Partners of Tower Square Capital Partners, L.P., Tower Square Capital Partners II, L.P. and Tower Square Capital Partners III, L.P., respectively.  Mr. Spencer was transferred from MassMutual Life's Investment Management Department to Babson on January 1, 2000.  He is a CFA.

(a)           (2)           Each of the Portfolio Managers is also primarily responsible for the day-to-day management of the portfolios of seven other accounts (the “Other TCP Accounts”) managed by the Investment Manager, comprised of five other registered investment companies with combined assets of $3,061.3 million (including one registered investment company with assets of $1,428.8 million that is consolidated with the Registrant) and two other pooled investment vehicles with combined assets of approximately $17.4 million, each as of December 31, 2009, except that Mr. Spencer is not primarily responsible for the day-to-day management of one of the aforementioned registered investment companies with assets of $370.6 million, and one of the aforementioned other pooled investment vehicles with assets of approximately $5.9 million, each as of December 31, 2009.  The advisory compensation of each of these accounts is based in part on the performance of the account during periods where such account meets minimum performance requirements.

Mr. Spencer also has primary responsibility for the day-to-day management of other Babson advisory accounts (together, the “Babson Accounts”), including two registered investment companies with combined assets of approximately $374.7 million and five other pooled investment vehicles with combined assets of approximately $1.3 billion, each as of December 31, 2009.  The advisory fee of each of the five aforementioned Babson Accounts that are other pooled investment vehicles is based in part on the performance of the account.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other TCP Accounts, on the other, include the following:

The Other TCP Accounts generally invest in assets eligible for purchase by the Registrant.  The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other TCP Accounts.  Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other TCP Accounts.  In general, and except with respect to any of the Other TCP Accounts that are being wound down or are feeder funds of one of the Other TCP Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other TCP Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates.  Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of the co-investment exemptive order obtained for the Registrant.  In certain cases, investment opportunities may be made other than on a pro rata basis.  For example, the Investment Manager may determine that it is appropriate for the Registrant to retain an asset at the same time that one or more of the Other Accounts sells it.  The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other TCP Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other TCP Accounts.  All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a)           (3)           Each of the TCP Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager.  Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager.  Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Investment Manager based on his equity interest therein.  Such distributions include performance fees paid to the Investment Manager by the other registered investment companies that pay performance fees.  Performance allocations from the other registered investment companies that are limited partnerships (the “LPs”) are paid to the general partner of the LPs (the “General Partner”).  Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”).  Each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Managing Members and the General Partner, based on his equity interests therein.  Mr. Leitner does not currently have equity interests in the Managing Members.  Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities.  Mr. Tennenbaum is the managing member of TCO.  Each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager’s relative contribution to the Investment Manager’s overall activities.  TCO may be reimbursed by the Investment Manager, the Registrant, and/or one or more of the Other TCP Accounts for the reasonable business use of a private aircraft.  The Investment Manager pays a monthly rental fee to TCO for the use of certain personal property items.

Mr. Spencer is compensated by Babson for his services.  His compensation package is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives.  The performance-driven bonus is based on the performance of the Babson Accounts relative to appropriate benchmarks, including with respect to the Barclays Capital Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Barclays Capital U.S. Corporate High Yield Index.  Performance of the Babson Accounts are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson.  Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson.  Long-term incentives are designed to share with participants the longer-term value created in Babson. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide Mr. Spencer with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or a deferred cash award or a direct profit sharing interest that results in Mr. Spencer receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because Mr. Spencer is responsible for multiple accounts, he is compensated on the overall performance of the accounts that he manages, rather than a specific account, except for the portion of compensation relating to any performance fee award.  Mr. Spencer also receives a percentage of the performance compensation Babson receives for its services to the registered investment companies that are managed by the Investment Manager and co-managed by Babson.

(a)           (4)           The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2009 is as follows:

Mark K. Holdsworth	Over $1,000,000
Michael E. Leitner	$100,001- $500,000
Howard M. Levkowitz	Over $1,000,000
Richard E. Spencer II	None
Michael E. Tennenbaum	Over $1,000,000

(b)           Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)           The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)           None.

ITEM 12.	EXHIBITS.

(a)           (1)           Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)           (2)           Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)           Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tennenbaum Opportunities Fund V, LLC

By:	/s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: March 11, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: March 11, 2010

By:	/s/ Paul L. Davis
Name: Paul L. Davis
Title: Chief Financial Officer
Date: March 11, 2010